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                                 Exhibit 10(EE)

                                 Addendum No. 1
                 Of the Property Catastrophe Overlying Excess of
                            Loss Reinsurance Contract

                                  By and among

               State Auto Property and Casualty Insurance Company
                    State Automobile Mutual Insurance Company
                      State Auto National Insurance Company
                            Milbank Insurance Company
                       Midwest Security Insurance Company
                       Farmers Casualty Insurance Company
                          Mid-Plains Insurance Company
                          State Auto Insurance Company

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                                                                       Exhibit A
                                 ADDENDUM NO. 1
                                 --------------

Attached to and made part of the Property Catastrophe Overlying Excess of Loss Reinsurance Contract between State Auto Property and Casualty Insurance Company and State Automobile Mutual Insurance Company, State Auto National Insurance Company, Milbank Insurance Company, Midwest Security Insurance Company, Farmers Casualty Insurance Company, Mid-Plains Insurance Company and State Auto Insurance Company.

It is hereby understood and agreed that effective November 17, 2000, the following change is made to the Contract:

                                    ARTICLE V
                                    ---------

AMOUNT OF LIMIT AND RETENTION
- -----------------------------
IS AMENDED TO READ AS FOLLOWS:

         No claim shall be made hereunder unless and until the Company and other members of the State Auto Insurance Companies Group, being State Automobile Mutual Insurance Company, State Auto Property and Casualty Insurance Company, Milbank Insurance Company, Midwest Security Insurance Company, State Auto National Insurance Company, Farmers Casualty Insurance Company, and Mid-Plains Insurance Company, hereinafter referred to as the "Group", on a pooled basis where applicable, shall first have sustained an Ultimate Net Loss in excess of $120,000,000, regardless of the number of Policies under which such loss is payable or the number of interests insured. The Reinsurer shall then be liable for the amount of Ultimate Net Loss for the Company in excess of $120,000,000 Ultimate Net Loss each occurrence, but the sum recoverable from the Reinsurer in respect of each loss occurrence shall not exceed $115,000,000, nor more than $115,000,000 in respect of all loss occurrences during the term of this contract.

         The amount of coverage is subject to at least two risks being involved in the same loss occurrence.

Nothing herein contained shall alter, vary, or extend any provision or condition of the Contract other than as above stated.

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 IN WITNESS WHEREOF, this Addendum has been executed in Columbus, Ohio this 15th day of January, 2001.

         STATE AUTO PROPERTY AND CASUALTY INSURANCE COMPANY

         By     /s/ Steven J. Johnston
           ------------------------------------------------------
                Steven J. Johnston

         Title  Senior Vice President
              ---------------------------------------------------


         STATE AUTOMOBILE MUTUAL INSURANCE COMPANY
         MILBANK INSURANCE COMPANY
         STATE AUTO NATIONAL INSURANCE COMPANY
         FARMERS CASUALTY INSURANCE COMPANY
         MID-PLAINS INSURANCE COMPANY

         STATE AUTO INSURANCE COMPANY

         By     /s/ Robert H. Moone
           ------------------------------------------------------
                Robert H. Moone

         Title  Chairman, CEO, Pres
              ---------------------------------------------------




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